UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2016
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CHERRY HILL MORTGAGE INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)
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Commission File Number: 001-36099

Delaware	461315605
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

301 Harper Drive, Suite 110
Moorestown, NJ 08057
(Address of principal executive offices, including zip code)

877.870.7005
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 15, 2016, Cherry Hill Mortgage Investment Corporation, a Maryland corporation (the “Company”), held its annual meeting of security holders. Each of the following five nominees to the board of directors was elected based on the votes for, votes withheld and non-votes set forth below after each respective name:

	Votes	Votes
Name	For	Withheld	Broker Non-Vote

Stanley C. Middleman	4,852,709	26,738	2,171,597

Jeffrey B. Lown II	4,830,110	49,337	2,171,597

Jonathan Kislak	4,845,027	34,420	2,171,597

Joseph Murin	4,841,177	38,270	2,171,597

Regina Lowrie	4,841,896	37,551	2,171,597

The Company’s security holders also ratified the appointment of Ernst & Young LLP as the Company’s independent public auditors for 2016 based on the following votes for, votes against, abstentions and broker non-votes:

Votes	Votes
For	Against	Abstentions
7,010,035	20,323	20,686

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHERRY HILL MORTGAGE INVESTMENT CORPORATION

Date: June 16, 2016	By:	/s/ Martin Levine
	Name:	Martin Levine
	Title:	Chief Financial Officer